HIGHLAND FUNDS I

Highland Opportunistic Credit Fund

Supplement dated December 6, 2019 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated October 31, 2019, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Opportunistic Credit Fund (the “Acquired Fund” or “HOCF”) a series of Highland Funds I (the “Trust”), each dated and supplemented as noted above.

A Special Meeting of Shareholders of HOCF will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, at 10:00 AM (Central Time), on February 7, 2020, for the following purpose:

To approve or disapprove a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which Highland Total Return Fund (“Total Return Fund” or the “Acquiring Fund,” and together with HOCF, the “Funds”), would acquire all, or substantially all, of the assets of HOCF in exchange for Class A Shares, Class C Shares and Class Y Shares of Total Return Fund to be distributed pro rata by HOCF to its shareholders of Class A Shares, Class C Shares and Class Z Shares, respectively, in a complete liquidation and dissolution of HOCF (the “Reorganization”).

The Plan was reviewed by the Boards of Trustees (the “Boards”) of Highland Funds I, on behalf of HOCF, and Highland Funds II, on behalf of Total Return Fund, at a meeting held on November 7, 2019, and approved by written consent on November 20, 2019. The Boards’ approval of the Plan is subject to further approval by HOCF’s shareholders.

First Foundation Advisors (“FFA” or the “Sub-Adviser”), sub-adviser to Total Return Fund, serves as the registered investment adviser to and exercises discretionary voting authority on behalf of a majority of the shareholders in HOCF. Based on discussions between FFA and Highland Capital Management Fund Advisors, L.P. (the “Adviser”), FFA, on behalf of its advisory clients currently invested in HOCF, believes that Total Return Fund offers such advisory clients with access to a more diversified strategy with exposure to both equity and fixed-income markets. FFA has also determined that the Reorganization is in the best interest of FFA’s advisory clients and has communicated to HOCF its intent to approve the Reorganization. The size of the holding of FFA’s advisory clients in HOCF is such that the vote of those advisory clients, as determined by FFA, necessarily determines the outcome of any vote. As a result, the solicitation of votes is not necessary. The Fund will not be asking you for a proxy and you will not be requested to send a proxy to the Fund.

The Adviser anticipates filing a prospectus/proxy statement, which will be mailed to shareholders of HOCF on or about January 13, 2020. The record date for determination of shareholders entitled to vote at the Special Meeting has been fixed at December 9, 2019. The Reorganization is subject to certain regulatory approvals and other customary conditions. If all conditions are satisfied and approvals obtained, the Reorganizations is expected to close on or about February 7, 2020

HOCF’s Board, including the Independent Trustees, believes that the proposed taxable Reorganization of HOCF into Total Return Fund is in the best interests of the Fund’s shareholders and that the interests of HOCF’s existing shareholders will not be diluted as a result of the Reorganization. If approved, shareholders of HOCF will be receiving shares in a fund with (i) a more diversified strategy with exposure to both equity and fixed-income markets; (ii) a lower advisory fee; and (iii) better performance for the 1-year, 5-year and 10-year periods ended October 31, 2019 and for year-to-date performance as of October 31, 2019, although HOCF outperformed Total Return Fund in certain annual periods. As fixed costs would be spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future as a result of the Reorganization.

Additionally, the Adviser has agreed to keep Total Return Fund’s expense limitation agreement (“ELA”) in place for one year from the closing date of the Reorganization. The ELA limits Total Return Fund’s total annual operating expenses (exclusive of fees paid by Total Return Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 0.95% of average daily net assets attributable to any class of Total Return Fund.

Subject to the consummation of the Reorganization, the maximum sales charge (load) imposed on purchases (as a percentage of offering price) of Class A shares of Total Return Fund will be reduced to 3.50%, and the maximum Distribution (12b-1) fee applicable to Class C shares of Total Return Fund will be reduced to 0.85%.

If the proposal is approved, under the Plan, HOCF will transfer all, or substantially all, of its assets to Total Return Fund in exchange for Class A Shares, Class C Shares and Class Y Shares of Total Return Fund, and Total Return Fund will assume all of the liabilities of HOCF. Total Return Fund is expected to be the accounting survivor of the Reorganization. The estimated expenses associated with the Reorganization, to be borne by Total Return Fund, including those related to direct proxy expenses and brokerage fees, will be provided in the forthcoming prospectus/proxy statement.

The foregoing is not an offer to sell, nor a solicitation to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Shareholders of HOCF, as of December 9, 2019, will be receiving a prospectus/proxy statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed Reorganization. The prospectus/proxy statement, and any other documents filed by the Funds with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at the Fund’s website at www.highlandfunds.com/literature. Investors should read the prospectus/proxy statement carefully because it contains important information. For more information please call 1-877-665-1287.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFI-HNR-SUPP1-1219